UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2024

XTI AEROSPACE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8123 InterPort Blvd., Suite C Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 680-7412

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	XTIA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on May 1, 2024, XTI Aerospace, Inc. (the “Company”) entered into a note purchase agreement (the “Purchase Agreement”) with Streeterville Capital, LLC (the “Holder”), pursuant to which the Company issued and sold to the Holder a secured promissory note (the “Note”) in the initial principal amount of $1,305,000, which carries an original issue discount of $290,000 and $15,000 that the Company agreed to pay to the Holder to cover the Holder’s legal fees, accounting costs, due diligence, monitoring and other transaction costs. The Note has a maturity date of 12 months from its issuance date. The Note and the Purchase Agreement were previously filed as Exhibits 4.1 and 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2024 (the “Prior 8-K”).

Subsequent Note

Pursuant to the terms of the Purchase Agreement, on May 24, 2024, the Company issued and sold to the Holder an additional secured promissory note (the “Subsequent Note”) in the initial principal amount of $1,290,000, which carries an original issue discount of $290,000. The Company intends to use the net proceeds from the Subsequent Note for general working capital purposes.

The Subsequent Note contains customary events of default, accrues interest at a rate of 10% per annum and has a maturity date of 12 months from its issuance date, unless earlier prepaid, redeemed or accelerated in accordance with its terms prior to such date. The Subsequent Note provides for a default interest rate of 22% per annum. The terms of the Subsequent Note are identical to the terms of the Note, as described in Item 1.01 of the Prior 8-K, which is incorporated herein by reference.

The description of the Subsequent Note is qualified in its entirety by the full text of the Subsequent Note, a copy of which is filed herewith as Exhibit 4.1, and which is incorporated herein by reference.

At-The-Market (ATM) Offering Increase

On May 28, 2024, the Company entered into Amendment No. 3 to Equity Distribution Agreement (“Amendment 3”) with Maxim Group LLC (“Maxim”), amending the Equity Distribution Agreement, dated as of July 22, 2022, between the Company and Maxim (the “Original Agreement”), as amended by Amendment No. 1 to the Original Agreement, dated as of June 13, 2023, between the Company and Maxim (“Amendment 1”) and Amendment No. 2 to the Original Agreement, dated as of December 29, 2023, between the Company and Maxim (“Amendment 2” and, together with the Original Agreement, Amendment 1 and Amendment 3, the “Equity Distribution Agreement”), pursuant to which the aggregate gross sales amount was increased from approximately $27,400,000 to approximately $32,700,000. Accordingly, pursuant to the Equity Distribution Agreement, the Company may, from time to time, sell shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), having an aggregate gross sales amount of up to approximately $32,700,000 through Maxim, as the Company’s sales agent. As of May 28, 2024, the Company has sold 703,756 shares of Common Stock with an aggregate offering price of approximately $27,400,000, leaving an aggregate offering price of up to approximately $5,300,000 in Common Stock remaining under the Equity Distribution Agreement (the “Shares”).

The Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-256827), which was filed with the Securities and Exchange Commission (the “SEC”) on June 4, 2021, and declared effective on June 17, 2021 (the “Registration Statement”), and a base prospectus dated as of June 17, 2021 included in the Registration Statement, the prospectus supplement relating to the offering filed with the SEC on July 22, 2022, supplements to the prospectus supplement filed with the SEC on April 18, 2023, June 13, 2023 and May 28, 2024. Sales of the Shares through Maxim, if any, will be made by any method that is deemed an “at the market” offering as defined in Rule 415 under the Securities Act, including sales made directly on the Nasdaq Capital Market, or any other existing trading market for the Company’s Common Stock or to or through a market marker. Maxim may also sell the Shares by any other method permitted by law, including in privately negotiated transactions. Maxim will also have the right, in its sole discretion, to purchase Shares from the Company as principal for its own account at a price and subject to the other terms and conditions agreed upon at the time of sale. Maxim will use its commercially reasonable efforts, consistent with its sales and trading practices, to solicit offers to purchase the Shares under the terms and subject to the condition set forth in the Equity Distribution Agreement. The Company will pay Maxim commissions, in cash, for its services in acting as agent in the sale of the Shares. In accordance with the Equity Distribution Agreement, Maxim will be entitled to compensation at a fixed commission rate of 3.0% of the gross proceeds of each sale of Shares. In addition, the Company has agreed to reimburse Maxim for its costs and out-of-pocket expenses incurred in connection with its services, including the fees and out-of-pocket expenses of its legal counsel.

The Company is not obligated to make any sales of the Shares under the Equity Distribution Agreement and no assurance can be given that the Company will sell any additional Shares under the Equity Distribution Agreement, or if the Company does, as to the price or amount of Shares that it will sell, or the dates on which any such sales will take place. The Equity Distribution Agreement will continue until the earliest of (i) December 31, 2024, (ii) the sale of Shares having an aggregate offering price of approximately $32,700,000, and (iii) the termination by either Maxim or the Company upon the provision of 15 days written notice or otherwise pursuant to the terms of the Equity Distribution Agreement.

The foregoing description of the Equity Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Original Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on July 22, 2022, Amendment 1, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on June 13, 2023, Amendment 2, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on January 3, 2024, and Amendment 3, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and are incorporated by reference herein. A copy of the opinion of Mitchell Silberberg & Knupp LLP with respect to the validity of the Shares that may be offered and sold pursuant to the Equity Distribution Agreement is filed herewith as Exhibit 5.1.

The Company has previously filed the audited financial statements of XTI Aircraft Company (“Legacy XTI”) as of and for the years ended December 31, 2023 and 2022, and is filing Exhibit 23.2, the consent of Marcum LLP independent registered public accounting firm of Legacy XTI, to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report under the caption “Subsequent Note” is incorporated into this Item 2.03 by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Promissory Note, dated as of May 24, 2024.
5.1	Opinion of Mitchell Silberberg & Knupp LLP.
10.1	Amendment No. 3 to Equity Distribution Agreement, dated as of May 28, 2024, by and between XTI Aerospace, Inc. and Maxim Group LLC.
23.1	Consent of Mitchell Silberberg & Knupp LLP (included in Exhibit 5.1).
23.2	Consent of Marcum LLP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTI AEROSPACE, INC.

Date: May 28, 2024	By:	/s/ Scott Pomeroy
	Name:	Scott Pomeroy
	Title:	Chief Executive Officer

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